UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2005

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

(630) 623-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On October 20, 2005, McDonald’s Corporation (the “Company”) issued an investor release reporting the Company’s third quarter 2005 results. The investor release is filed as Exhibit 99.1 and is incorporated herein by reference. Also filed herewith and incorporated herein by reference as Exhibit 99.2 is supplemental information for the quarter and nine months ended September 30, 2005.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Release of McDonald’s Corporation issued October 20, 2005:
McDonald’s Reports Global Results Driven by Strong Comparable Sales

99.2	McDonald’s Corporation: Supplemental Information, Quarter and Nine Months Ended September 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION (Registrant)

Date: October 20, 2005	By:	/s/ Matthew H. Paull
Matthew H. Paull
Corporate Senior Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No. 99.1	Investor Release of McDonald’s Corporation issued October 20, 2005: McDonald’s Reports Global Results Driven by Strong Comparable Sales

Exhibit No. 99.2	McDonald’s Corporation: Supplemental Information, Quarter and Nine Months Ended September 30, 2005